EXHIBIT 11
                 STATEMENT RE: COMPUTATION OF PER SHARE EARNINGS

                             ANNIE'S HOMEGROWN, INC.
                    COMPUTATION OF EARNINGS PER COMMON SHARE
                       (IN 000S EXCEPT FOR PER SHARE DATA)
                        THREE MONTHS ENDED JUNE 30, 1996


Primary Computation

     Net loss per statement of operations                          $(301)
                                                                   ======

     Weighted average number of common
      shares outstanding                                           4,119

     Weighted average number of common
      stock equivalents                                                -
                                                                   ------

     Weighted average number of common
      shares as adjusted                                            4,119

     Primary loss per common share                                 $ (.07)
                                                                   =======


Fully Diluted Computation

     Net loss per statement of operations                          $(301)
                                                                   ======

     Weighted average number of common
      shares outstanding                                           4,119

     Weighted average number of common
      stock equivalents                                              733
                                                                   ------
     Weighted average number of common
      shares as adjusted                                           4,852
                                                                   ------

     Fully diluted loss per common share                           $ (.06) (A)
                                                                   =======


(A) This computation is submitted as an exhibit to the Company's Form 10-QSB in accordance with Regulation S-K Item 601(b)(11), although presenting the computation is not in accordance with paragraph 40 of APB Opinion 15 because the computation produces an anti-dilutive result.





                             ANNIE'S HOMEGROWN, INC.
              COMPUTATION OF EARNINGS PER COMMON SHARE (CONTINUED)
                       (IN 000S EXCEPT FOR PER SHARE DATA)
                        THREE MONTHS ENDED JUNE 30, 1997


Primary Computation

     Net loss per statement of operations                           $ (170)
                                                                    =======

     Weighted average number of common
      shares outstanding                                             4,257

     Weighted average number of common
      stock equivalents                                                  -
                                                                     -------

     Weighted average number of common
      shares as adjusted                                              4,257
                                                                     -------
     Primary loss per common share                                   $ (.04)
                                                                     =======


Fully Diluted Computation

     Net loss per statement of operations                            $ (170)
                                                                     =======

     Weighted average number of common
      shares outstanding                                              4,257

     Weighted average number of common
      stock equivalents                                                 733
                                                                     -------
     Weighted average number of common
      shares as adjusted                                              4,990
                                                                     -------

     Fully diluted loss per common share                            $ (.03)  (A)
                                                                    =======


(A) This computation is submitted as an exhibit to the Company's Form 10-QSB in accordance with Regulation S-K Item 601(b)(11), although presenting the computation is not in accordance with paragraph 40 of APB Opinion 15 because the computation produces an anti-dilutive result.